UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 31, 2024

ARES REAL ESTATE INCOME TRUST INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland	000-52596	30-0309068
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

One Tabor Center, 1200 Seventeenth Street, Suite 2900, Denver, CO	80202
(Address of Principal Executive Offices)	(Zip Code)

(303) 228-2200

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

Item 1.01 Entry into a Material Definitive Agreement.

Dealer Manager Agreement

On August 2, 2024, Ares Real Estate Income Trust Inc. (referred to herein as the “Company,” “we,” “our,” or “us”) initiated a private offering exempt from registration under the Securities Act of 1933, as amended (the “Private Offering”). In connection with the Private Offering, on August 2, 2024, we and our dealer manager, Ares Wealth Management Solutions, LLC (the “Dealer Manager”), an affiliate of our external advisor, entered into a dealer manager agreement (the “Dealer Manager Agreement”) under which Class S-PR Common Shares, Class D-PR Common Shares and Class I-PR Common Shares in the Company (each as defined in Item 5.03 below) will be sold through the Dealer Manager.

Subject to certain dealers’ right to retain selling commissions and dealer manager fees directly from investors, as described in such dealers’ selected dealer agreements, the Company will pay to the Dealer Manager selling commissions in the amount of up to 3.0%, and dealer manager fees in the amount of up to 1.5%, of the offering price per share of each sale of Class S-PR Common Shares sold in the primary portion of the Private Offering, provided, however that such amounts may vary for sales through certain dealers as provided in such dealers’ selected dealer agreements, provided that the sum of such selling commissions and dealer manager fees will not exceed 3.5% of the offering price per share. Further, subject to certain dealers’ right to retain selling commissions directly from investors, as described in such dealers’ selected dealer agreements, the Company will pay to the Dealer Manager selling commissions in the amount of up to 1.5% of the offering price per share of each sale of Class D-PR Common Shares sold in the primary portion of the Private Offering. The Company will not pay to the Dealer Manager any selling commissions or dealer manager fees in respect of the purchase of any Class I-PR Common Shares or any shares acquired pursuant to the Company’s distribution reinvestment plan, and will not pay to the Dealer Manager any dealer manager fees in respect of the purchase of any Class D-PR Common Shares.

Under the Dealer Manager Agreement, the Company will pay the Dealer Manager a distribution fee with respect to outstanding Class S-PR Common Shares in an amount equal to 0.85% per annum of the aggregate net asset value (“NAV”) of the outstanding Class S-PR Common Shares, consisting of an advisor distribution fee and a dealer distribution fee. The Company expects that the advisor distribution fee will equal 0.65% per annum and the dealer distribution fee will equal 0.20% per annum, of the aggregate NAV for each Class S-PR share; however, with respect to Class S-PR Common Shares sold through certain dealers, the advisor distribution fee and the dealer distribution fee may be other amounts as set forth in such dealers’ Selected Dealer Agreements, provided that the sum of such fees will always equal 0.85% per annum of the NAV of such shares. The Company will pay to the Dealer Manager a distribution fee with respect to outstanding Class D-PR Common Shares in an amount equal to 0.25% per annum of the aggregate NAV of the outstanding Class D-PR Common Shares. The Company will not pay the Dealer Manager a distribution fee with respect to Class I-PR Common Shares. The distribution fees will be paid monthly in arrears.

The Dealer Manager will cease receiving the distribution fee with respect to individual Class S-PR and Class D-PR Common Shares when they are no longer outstanding, including as a result of conversion to Class I-PR Common Shares as described in Item 5.03 below.

The Dealer Manager and Company have also agreed to provide indemnification as set forth in the Dealer Manager Agreement. Any party may terminate the Dealer Manager Agreement upon 60 days’ written notice.

Second Amended and Restated Advisory Agreement (2024)

The Company, AREIT Operating Partnership LP, the Company’s operating partnership (the “Operating Partnership”) and Ares Commercial Real Estate Management LLC, the Company’s advisor (the “Advisor”), previously entered into that certain Amended and Restated Advisory Agreement (2024), effective as of April 30, 2024 and effective through April 30, 2025 (the “2024 Advisory Agreement”). On August 2, 2024, the Company, the Operating Partnership and the Advisor amended and restated the 2024 Advisory Agreement by entering into the Second Amended and Restated Advisory Agreement (2024) (the “Amended Advisory Agreement”).

The Amended Advisory Agreement amends the 2024 Advisory Agreement to make immaterial changes regarding the Private Offering and related matters.

Thirteenth Amended and Restated Limited Partnership Agreement

On August 2, 2024, we and AREIT Incentive Fee LP, an affiliate of our Advisor, replaced the then-current limited partnership agreement of the Operating Partnership by entering into a Thirteenth Amended and Restated Limited Partnership Agreement (the “Amended OP Agreement”). The Amended OP Agreement reflects revised classes of limited partnership units that correspond to the revisions to our share classes described in Item 5.03 below and other immaterial changes regarding the Private Offering and related matters.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 31, 2024, the Company filed Articles of Amendment (the “Articles of Amendment”) to its charter with the Maryland State Department of Assessments and Taxation (“SDAT”) to reflect that the Board of Directors of the Company (the “Board of Directors”), by duly adopted resolutions, (i) redesignated 500,000,000 shares of Class I common stock, $0.01 par value per share (the “Class I Common Shares”) (including all of such shares issued and outstanding immediately prior to the time of acceptance of the Articles of Amendment for record by the SDAT on July 31, 2024 (the “Effective Time”)) as a series of Class I Common Shares named Class I-R common stock (the “Class I-R Common Shares”), (ii) redesignated 100,000,000 shares of Class D common stock, $0.01 par value per share (the “Class D Common Shares”) (including all of such shares issued and outstanding immediately prior to the Effective Time) as a series of Class D Common Shares named Class D-R common stock (the “Class D-R Common Shares”) and redesignated 400,000,000 Class D Common Shares as a series of Class D Common Shares named Class D-PR common stock (the “Class D-PR Common Shares”), (iii) redesignated 100,000,000 shares of Class T common stock, $0.01 par value per share (the “Class T Common Shares”) (including all of such shares issued and outstanding immediately prior to the Effective Time) as a series of Class T Common Shares named Class T-R common stock (the “Class T-R Common Shares”) and redesignated 400,000,000 Class T Common Shares as a series of Class I Common Shares named Class I-PR common stock (the “Class I-PR Common Shares”), (iv) redesignated 100,000,000 shares of Class S common stock, $0.01 par value per share (the “Class S Common Shares”) (including all of such shares issued and outstanding immediately prior to the Effective Time) as a series of Class S Common Shares named Class S-R common stock (the “Class S-R Common Shares”) and redesignated 400,000,000 Class S Common Shares as a series of Class S Common Shares named Class S-PR common stock (the “Class S-PR Common Shares”) and (v) redesignated 100,000,000 shares of Class E common stock, $0.01 par value per share (the “Class E Common Shares”) as Class I-R Common Shares and redesignated 300,000,000 Class E Common Shares as Class I-PR Common Shares. These revisions are shown in the chart below.

Authorized Shares Prior to Effective Date	Authorized Shares After Effective Date
500,000,000 Class I Common Shares (all 500,000,000 becoming Class I-R Common Shares)	1,300,000,000 Class I Common Shares, 600,000,000 of which are Class I-R Common Shares and 700,000,000 of which are Class I-PR Common Shares
500,000,000 Class D Common Shares (100,000,000 becoming Class D-R Common Shares) (400,000,000 becoming Class D-PR Common Shares)	500,000,000 Class D Common Shares, 100,000,000 of which are Class D-R Common Shares and 400,000,000 of which are Class D-PR Common Shares
500,000,000 Class T Common Shares (100,000,000 becoming Class T-R Common Shares) (400,000,000 becoming Class I-PR Common Shares)	100,000,000 Class T Common Shares, all of which are Class T-R Common Shares
500,000,000 Class S Common Shares (100,000,000 becoming Class S-R Common Shares) (400,000,000 becoming Class S-PR Common Shares)	500,000,000 Class S Common Shares, 100,000,000 of which are Class S-R Common Shares and 400,000,000 of which are Class S-PR Common Shares
500,000,000 Class E Common Shares (100,000,000 becoming Class I-R Common Shares) (300,000,000 becoming Class I-PR Common Shares) (100,000,000 remaining Class E Common Shares)	100,000,000 Class E Common Shares
200,000,000 Preferred Shares	200,000,000 Preferred Shares
2,700,000,000 total Shares	2,700,000,000 total Shares

The common shares designated by the Articles of Amendment as Class D-R Common Shares include all Class D Common Shares which were issued and outstanding immediately prior to the Effective Time. The common shares designated by the Articles of Amendment as Class E Common Shares include all Class E Common Shares which were issued and outstanding immediately prior to the Effective Time. The common shares designated by the Articles of Amendment as Class I-R Common Shares include all Class I Common Shares which were issued and outstanding immediately prior to the Effective Time. The common shares designated by the Articles of Amendment as Class S-R Common Shares include all Class S Common Shares which were issued and outstanding immediately prior to the Effective Time. The common shares designated by the Articles of Amendment as Class T-R Common Shares include all Class T Common Shares which were issued and outstanding immediately prior to the Effective Time.

The Articles of Amendment also revised the definitions within the Company’s charter commensurate with the changes to the authorized and designated shares of the Company.

Immediately following the filing of the Articles of Amendment, the Company filed with SDAT Articles Supplementary (the “Articles Supplementary”) to its charter, pursuant to which the Board of Directors, by duly adopted resolutions, set forth the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications, or terms or conditions of redemption as provided below for the Class D-PR Common Shares, Class S-PR Common Shares and Class I-PR Common Shares, as applicable:

Class D-PR Common Shares

●	Conversion of Class D-PR Common Shares to Class I-PR Common Shares. Each Class D-PR Common Share held in a stockholder's account shall automatically and without any action on the part of the holder thereof convert into a number of Class I-PR Common Shares (including fractional shares) equal to the fraction, the numerator of which is the Class D-PR NAV per share and the denominator of which is the Class I-PR NAV per share (the “Class D-PR Conversion Rate”) on the earliest of (a) a listing of any class of common shares, (b) a merger or consolidation of the Company with or into another entity in which the Company is not the surviving entity, or the sale or other disposition of all or substantially all of the Company’s assets, and (c) the end of the month in which the Dealer Manager in conjunction with the Company’s transfer agent determines that the Total Account-Level Underwriting Compensation (as defined in the Company’s charter) paid with respect to all Class D-PR Common Shares held by such stockholder within such account (including shares purchased through a distribution reinvestment plan or received as stock dividends) equals or exceeds the limit, if any, set forth in any applicable agreement between the Dealer Manager and a participating broker-dealer, of the aggregate purchase price of all Class D-PR Common Shares held by such stockholder within such account and purchased in a primary offering.
●	Rights Upon Liquidation. Immediately before any liquidation, dissolution or winding up, or any distribution of the assets of the Company pursuant to a plan of liquidation, dissolution or winding up, Class D-PR Common Shares will automatically convert to Class I-PR Common Shares (including fractional shares) at the Class D-PR Conversion Rate.

Class S-PR Common Shares

●	Conversion of Class S-PR Common Shares to Class I-PR Common Shares. Each Class S-PR Common Share held in a stockholder's account shall automatically and without any action on the part of the holder thereof convert into a number of Class I-PR Common Shares (including fractional shares) equal to the fraction, the numerator of which is the Class S-PR NAV per share and the denominator of which is the Class I-PR NAV per share (the “Class S-PR Conversion Rate”) on the earliest of (a) a listing of any class of common shares, (b) a merger or consolidation of the Company with or into another entity in which the Company is not the surviving entity, or the sale or other disposition of all or substantially all of the Company’s assets, and (c) the end of the month in which the Dealer Manager in conjunction with the Company’s transfer agent determines that the Total Account-Level Underwriting Compensation (as defined in the Company’s charter) paid with respect to all Class S-PR Common Shares held by such stockholder within such account (including shares purchased through a distribution reinvestment plan or received as stock dividends) equals or exceeds the limit, if any, set forth in any applicable agreement between the Dealer Manager and a participating broker-dealer, of the aggregate purchase price of all Class S-PR Common Shares held by such stockholder within such account and purchased in a primary offering.
●	Rights Upon Liquidation. Immediately before any liquidation, dissolution or winding up, or any distribution of the assets of the Company pursuant to a plan of liquidation, dissolution or winding up, Class S-PR Common Shares will automatically convert to Class I-PR Common Shares (including fractional shares) at the Class S-PR Conversion Rate.

Class I-PR Common Shares

●	Class I-PR Common Shares have no special terms, rights or privileges. The Class I-PR Common Shares are not convertible into or exchangeable for any other property or securities of the Company.

Following the filing of the Articles of Amendment and Articles Supplementary, the Company filed with SDAT Second Articles of Restatement (the “Second Articles of Restatement”) pursuant to which the Company restated its charter, compiling all prior amendments and supplements. The Second Articles of Restatement did not amend, alter modify the charter.

Copies of the Articles of Amendment, Articles Supplementary and Second Articles of Restatement are filed herewith as Exhibits 3.1, 3.2 and 3.3, respectively. Except as described in this Current Report on Form 8-K, the Articles of Amendment and Articles Supplementary did not amend, alter or modify any other terms or provisions of the Company’s charter.

Item 5.07          Submission of Matters to a Vote of Security Holders.

On July 31, 2024, the Company reconvened its 2024 Annual Meeting of Stockholders (the “Annual Meeting”). Quorum for the Annual Meeting requires holders of 50% of the outstanding shares of the Company’s common stock entitled to vote to be present, in person or by proxy. A quorum was not present at the Annual Meeting. Accordingly, the Annual Meeting was permanently adjourned without (i) electing the Company’s nominees to the board of directors for the ensuing year and until their successors are elected and qualify or (ii) ratifying the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2024.

As a result, under Maryland law each incumbent nominee for the board of directors will continue to serve as a “holdover” director until his or her successor is duly elected and qualifies. In addition, the ratification by stockholders of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2024 is not required for their appointment and they will serve in that capacity at the direction of the Company’s audit committee.

Item 8.01          Other Events.

Share Redemption Program Amendment

Our Board of Directors amended our share redemption program by adopting the Fourth Amended and Restated Share Redemption Program (the “Amended SRP”) primarily to reflect our revised share class names and designations, including the addition of Class S-PR, D-PR and I-PR Common Shares. The Amended SRP also clarifies that (i) shares redeemed on a repurchase date remain outstanding on the repurchase date and are no longer outstanding on the day following the redemption date and (ii) for purposes of measuring redemption capacity under the Amended SRP, (a) proceeds from new subscriptions are included in capital inflows on the first day of the next month because that is the first day on which such stockholders have rights in the Company and (b) redemption requests received in a month are included in capital outflows on the last day of such month because that is the last day stockholders have rights in the Company. Furthermore, the Amended SRP reflects that we may, in addition to other circumstances, waive the Early Repurchase Deduction (as defined in the Amended SRP) with respect to redemption requests submitted by discretionary model portfolio management programs (and similar arrangements) or with respect to redemption requests submitted by feeder vehicles (or similar vehicles) primarily created to hold shares of our common stock, which are offered to non-U.S. persons, where such vehicles seek to avoid imposing such a deduction because of administrative or systems limitations. Other immaterial changes were also made in the Amended SRP.

A copy of the Amended SRP is filed as Exhibit 99.1 hereto.

Distribution Reinvestment Plan Amendment

Our Board of Directors amended our distribution reinvestment plan by adopting the Sixth Amended and Restated Distribution Reinvestment Plan (the “Amended DRP”) to reflect that shares distributed by the Company in connection with the Amended DRP will be offered and sold by us in an offering registered under the Securities Act of 1933, as amended, or pursuant to an applicable exemption from such registration requirements. The Amended DRP also removes provisions pertaining to the Company’s distribution of shares that were purchased in a secondary market or a national stock exchange. Other immaterial changes were also made to the Amended DRP.

A copy of the Amended DRP is filed as Exhibit 99.2 hereto.

Net Asset Value Calculation and Valuation Procedures and Multiple Class Plan

We amended our Net Asset Value Calculation and Valuation Procedures (the “Valuation Procedures”) in order to make immaterial updates regarding the Private Offering and our Board of Directors amended our Multiple Class Plan in order to make immaterial updates primarily related to our revised share class names and designations.

Copies of the Valuation Procedures and Multiple Class Plan are filed as Exhibits 99.3 and 99.4, respectively, hereto.

Item 9.01          Financial Statements and Exhibits.

(d)          Exhibits

Exhibit Number	Description
3.1*	Articles of Amendment, filed July 31, 2024.
3.2*	Articles Supplementary, filed July 31, 2024.
3.3*	Second Articles of Restatement, filed July 31, 2024.
99.1*	Fourth Amended and Restated Share Redemption Program.
99.2*	Sixth Amended and Restated Distribution Reinvestment Plan.
99.3*	Net Asset Value Calculation and Valuation Procedures.
99.4*	Multiple Class Plan.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*          Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Ares Real Estate Income Trust Inc.
August 6, 2024
	By:	/s/ TAYLOR M. PAUL
Taylor M. Paul Managing Director, Chief Financial Officer and Treasurer